Exhibit 99.1

Pro Forma Selected Financial Data

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

On September 28, 2006, the Company sold all of the outstanding shares of common stock of its three wholly owned Subsidiaries, Electronic Hardware Corp., Smart Sourcing, Inc. and Compact Disc Packaging Corp. to ISSI Holdings LLC for (i) the sum of $1,500,000; (ii) 7,925,000 shares of common stock held by David Kassel, Harry Goodman, and Andrew Franzone, officers and directors of the Company and its Subsidiaries, and the wives of Messrs. Franzone and Goodman; (iii) an amount in cash equal to 50% of the net income of the Subsidiaries in excess of $1,200,000 for the period commencing on January 1, 2006 and ending on December 31, 2006.  (The net income  of the Subsidiaries was $963,120 for the fiscal year ended December 30, 2005 and $585,841 for the two quarters ended June 30, 2006.); and (iv) the assumption by the Purchaser of all other liabilities of the Company including the outstanding balance under its line of credit with Citibank, N.A.  ISSI Holdings LLC is a limited liability company that was formed for the purposes of this Transaction.  Its managers and members include certain officers and directors of the Company.

The following unaudited pro forma condensed consolidated financial information gives effect to the above described proposed disposition. The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2006 gives effect to the disposition of assets sold and receipt of proceeds from the sale, as if the disposition occurred on that date. The following unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and for the year ended December 30, 2005 reflect elimination of the sales, expenses, net loss (the six month period) and net income (the twelve month period) as if the disposition of assets, business and operations of Subsidiaries had occurred at the beginning of each period presented.  This unaudited pro forma financial information should be read in conjunction with the historical financial information of the Company in other reports and documents the Company files with the United States Securities and Exchange Commission.

INTERNATIONAL SMART SOURCING, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 2006
(UNAUDITED)

	As Reported (1)	Proforma Adjustments		Proforma Total

ASSETS
CURRENT ASSETS:
Cash and Cash equivalents	$562,699	$(562,699	) (B)	$1,500,000
		1,500,000	(A)
Accounts receivable - net of allowance for doubtful accounts of $12,536	1,616,031	(1,616,031	) (B)	—
Inventories, net	1,718,867	(1,718,867	) (B)	—
Prepaid expenses and other current assets	751,242	(751,242	) (B)	—

TOTAL CURRENT ASSETS	4,648,839	(3,148,839)		1,500,000
Property and equipment - net	150,358	(150,358	) (B)	—

	$4,799,197	$(3,299,197)		$1,500,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$1,346,718	$(1,346,718	) (B)	$—
Deferred revenue	112,535	(112,535	) (B)	—
Line of credit	851,374	(851,374	) (B)	—
Current portion of accrued severance	228,279	(228,279	) (B)	—
Current portion of long tem debt (including $120,522 to officers and shareholders)	120,522	(120,522	) (B)	—
Current portion capital lease obligations	3,309	(3,309	) (B)	—

TOTAL CURRENT LIABILITIES	2,662,737	(2,662,737)		—
Accrued severance - less current portion	28,261	(28,261	) (B)	—

TOTAL LIABILITIES	2,690,998	(2,690,998)		—
COMMITMENT AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred Stock, $.001 par value, 1,000,000 shares authorized, no shares issued or outstanding	—	—		—
Common Stock, $0.001 par value, 100,000,000 shares authorized, 18,899,435 issued and outstanding	18,899	—		18,899
Treasury Stock, 7,925,000 shares	—	(2,536,000	) (C)	(2,536,000)
Additional paid-in capital	8,239,495	—		8,239,495
Accumulated deficit	(6,150,195)	1,927,801	(D)	(4,222,394)

TOTAL SHAREHOLDERS’ EQUITY	2,108,199	(608,199)		1,500,000

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,799,197	$(3,299,197)		$1,500,000

(1)	Based on the Company’s interim financial statements filed on form 10-QSB for the quarter ended June 30, 2006.

INTERNATIONAL SMART SOURCING, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWO QUARTERS ENDED JUNE 30, 2006
(UNAUDITED)

	As Reported (1)	Proforma Adjustments		Proforma Total

NET SALES	$7,188,571	$(7,188,571	) (E)	$—
COST OF GOODS SOLD	4,449,896	(4,449,896	) (E)	—

GROSS PROFIT	2,738,675	(2,738,675)		—

OPERATING EXPENSES
Selling	918,483	(918,483	) (E)	—
General and administrative	1,899,654	(1,524,654	) (E)	375,000	(H)

TOTAL OPERATING EXPENSES	2,818,137	(2,443,137)		375,000

LOSS FROM OPERATIONS	(79,462)	(295,538)		(375,000)
Interest income	7,908	(7,908	) (E)	—
Other income	8,104	(8,104	) (E)	—
Interest expense	(47,343)	47,343	(E)	—
Other expenses	(9,637)	9,637	(E)	—

NET LOSS	$(120,430)	$(254,570)		$(375,000)

Loss per common share:
Basic Loss Per Share	$(0.01)			$(0.03)

Diluted Loss Per Share	$(0.01)			$(0.03)

Weighted average number of common stock outstanding	18,899,435	(7,925,000	) (C)	10,974,435
Weighted average number of common stock and common stock equivalents outstanding	18,899,435	(7,925,000	) (C)	10,974,435

(1)	Based on the Company’s interim financial statements filed on form 10-QSB for the two quarters ended June 30, 2006.

INTERNATIONAL SMART SOURCING, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 30, 2005
(UNAUDITED)

	As Reported (1)	Pro forma Adjustments		Pro forma Total

NET SALES	$12,187,621	(12,187,621	) (F)	$—
COST OF GOODS SOLD	7,523,392	(7,523,392	) (F)	—

GROSS PROFIT	4,664,229	(4,664,229)		—

OPERATING EXPENSES
Selling	1,572,696	(1,572,696	) (F)	—
General and administrative	2,735,794	(2,329,182	) (F)	406,612

TOTAL OPERATING EXPENSES	4,308,490	(3,901,878)		406,612

INCOME (LOSS) FROM OPERATIONS	355,739	(762,351)		(406,612)
Interest income	8,506	(8,506	) (F)	—
Other income	42,638	(42,638	) (F)	—
Interest expense	(85,823)	85,823	(F)	—
Other expenses	(18,470)	18,470	(F)	—

NET INCOME (LOSS)	$302,590	$(709,202)		$(406,612)

Income (Loss) per common share:
Basic Income (Loss) Per Share	$0.02			$(0.02)

Diluted Income (Loss) Per Share	$0.02			$(0.02)

Weighted average number of common stock outstanding	18,897,320	(7,925,000	) (C)	10,972,320
Weighted average number of common stock and common	19,024,792	(7,925,000	) (C)	10,972,320
stock equivalents outstanding		(127,472	) (G)

(1)	Based on the Company’s audited financial statements filed on form 10-KSB for the year ended December 30, 2005.

Notes to Unaudited Pro Forma Condensed Financial Statements

Description of Pro Forma Adjustments for all periods presented

On September 28, 2006, the Company sold all of the outstanding shares of common stock of its three wholly owned Subsidiaries, Electronic Hardware Corp., Smart Sourcing, Inc. and Compact Disc Packaging Corp. to ISSI Holdings LLC for (i) the sum of $1,500,000; (ii) 7,925,000 shares of common stock held by David Kassel, Harry Goodman, and Andrew Franzone, officers and directors of the Company and its Subsidiaries, and the wives of Messrs. Franzone and Goodman; (iii) an amount in cash equal to 50% of the net income of the Subsidiaries in excess of $1,200,000 for the period commencing on January 1, 2006 and ending on December 31, 2006.  (The net income  of the Subsidiaries was $963,120 for the fiscal year ended December 30, 2005 and $585,841 for the two quarters ended June 30, 2006.); and (iv) the assumption by the Purchaser of all other liabilities of the Company including the outstanding balance under its line of credit with Citibank, N.A.  ISSI Holdings LLC is a limited liability company that was formed for the purposes of this Transaction.  Its managers and members include certain officers and directors of the Company.

The accompanying unaudited pro forma condensed consolidated financial information gives effect to the above described proposed disposition. The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2006 gives effect to the disposition of assets sold and receipt of proceeds from the sale, as if the disposition occurred on that date. The following unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and for the year ended December 30, 2005 reflect elimination of the sales, expenses, net loss (the six month period) and net income (the twelve month period) as if the disposition of assets, business and operations of the Subsidiaries had occurred at the beginning of each period presented.

(A)	To record proceeds from sale of assets of the Subsidiaries

(B)

To record transfer of assets and liabilities from sale of the Subsidiaries, including accrued severance due to Mr. Kassel related to the termination of his employment agreement.  The sums due to Mr. Kassel will be assumed by the Purchaser as of the Closing of the Transaction.

(C)	To record treasury stock for return of stock from the sale of the Subsidiaries.

(D)	To record the gain resulting from the sale of the Subsidiaries.

(E)

To eliminate sales, expenses, and net loss of the Subsidiaries to be sold, including accrued severance due to Mr. Kassel related to the termination of his employment agreement.  The sums due to Mr. Kassel will be assumed by the Purchaser as of the Closing of the Transaction.

(F)	To eliminate sales, expenses, and net profit of the Subsidiaries to be sold.

(G)	To reverse the dilutive effect of common stock equivalents due to proforma loss.

(H)	These expenses include legal fees, directors’ fees, directors’ and officers’ insurance and accounting fees.